Flexible Premium Deferred Variable Annuity

issued by: Midland National® Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated March 1, 2022 to the previously supplemented

Prospectus Dated May 1, 2021

This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Delaware Ivy VIP Global Bond II (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Board of Trustees of the Ivy Funds and the Ivy Variable Insurance Portfolios unanimously voted and approved a proposal to liquidate and dissolve the legacy Ivy Funds listed below. The liquidation is expected to take place on or about April 27, 2022 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

In preparation for this liquidation, effective September 30, 2021, Midland National closed the Fund to all investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value and allocations of additional premiums from current contract owners investing in the Fund.

For those customers who do not provide alternative allocation instructions before liquidation, remaining assets within the Fund will be allocated to Fidelity VIP Government Money Mkt Svc 2.

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund will liquidate on or about April 27, 2022.

Delaware Ivy VIP Global Bond II

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 9261 Des Moines, IA 50306-9261.

Please retain this supplement for future reference.